SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 10, 2000


                      SAFETY COMPONENTS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


===================================================================================================
           Delaware                          0-23938                          33-0596831
           --------                          -------                          ----------
---------------------------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission File Number)     (IRS Employer Identification No.)
        incorporation)
===================================================================================================


             Corporate Center, 40 Emery Street, Greenville, SC 29605
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (864) 240-2600

Item 5. Other Events.

     On April 10, 2000, Safety Components International, Inc. (the "Registrant") and certain of its U.S. subsidiaries (including Safety Components Fabric Technologies, Inc. and Automotive Safety Components International, Inc., but excluding Valentec International Corporation LLC, Valentec Systems Inc. and Galion, Inc.) filed a voluntary petition under Chapter 11 of the Bankruptcy Code with the United States Bankruptcy Court for the District of Delaware (the "Chapter 11 Bankruptcy Petition").

     On April 10, 2000, in conjunction with the filing of the Chapter 11 Bankruptcy Petition, the Registrant announced that it executed with Bank of America, N.A. a debtor-in-possession ("DIP") financing agreement, providing for $30.6 million in DIP financing. The DIP financing, which is subject to Bankruptcy Court approval, is expected to provide adequate funding for all post-petition trade and employee obligations, a paydown of pre-petition secured debt, as well as the Registrant's ongoing operating needs during the restructuring process. On April 11, 2000, the Registrant filed a motion for approval of the DIP financing.

     In addition, a restructuring agreement has been executed by the Registrant and an informal committee comprised of holders holding over two-thirds in aggregate dollar amount of the $90 million of 10-1/8% senior notes issued by the Registrant due 2007 (the "Restructuring Agreement"). Pursuant to the Restructuring Areement, the noteholders' claims will be converted into the right to receive 96.8% of the Registrant's equity after it emerges from Chapter 11. The Restructuring Agreement also provides that current shareholders, excluding Robert Zummo (the Chairman of the Registrant), will receive 3.2% of the Registrant's post-bankruptcy equity and warrants to acquire an additional 12.0% of such equity. The Restructuring Agreement is annexed as Exhibit 99.1 hereto and incorporated herein by reference.

     A press release relating to these matters is annexed as Exhibit 99.2 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Restructuring  Agreement  dated  April  6,  2000  between  Safety
               Components   International,   Inc.,   Robert  A.  Zummo  and  the
               Consenting Holders (as defined therein).

          99.2 Press Release of Safety Components International, Inc. dated April 10, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SAFETY COMPONENTS INTERNATIONAL, INC,
                                           (Registrant)


Dated: April 11, 2000                      By:  /s/ Brian Menezes
                                              ----------------------------------
                                               Brian Menezes
                                               Chief Financial Officer



                                       3

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                                INDEX TO EXHIBITS


Exhibit No.                Description
-----------                -----------

99.1 Restructuring Agreement dated April 6, 2000 between Safety Components International, Inc., Robert A. Zummo and the Consenting Holders (as defined therein).

99.2      Press Release of Safety Components International, Inc. dated April 10,
          2000.